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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2002

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Maryland                         000-21039              52-1975978
-------------------------------      ------------------    ---------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA                      22209
----------------------------------------------               ----------------
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On November 1, 2002, Strayer Education, Inc. announced record third quarter 2002 enrollment, revenues and earnings. The November 1, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.01      Press Release dated November 1, 2002




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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Strayer Education, Inc.
Date:  November 1, 2002                     By: /s/ Mark C. Brown
                                            ----------------------
                                            Mark C. Brown
                                            Senior Vice President and Chief
                                            Financial Officer







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                                  EXHIBIT INDEX



     EXHIBIT             DESCRIPTION
     -------             -----------

      99.01         Press Release dated November 1, 2002.